                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 April 11, 2002
--------------------------------------------------------------------------------
                        (Date of earliest event reported)

                           Nuance Communications, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                    000-30203                  94-3208477
--------------------------------------------------------------------------------
    (State or other          (Commission File Number)         (IRS Employee
     jurisdiction                                           Identification No.)
   of incorporation)

                               1005 Hamilton Court
                          Menlo Park, California 94025
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

           Registrant's telephone, including area code: (650) 847-0000


--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant.

     On April 11, 2002, Nuance Communications, Inc. ("Nuance"), made a determination to no longer engage Arthur Andersen LLP ("Arthur Andersen") as its independent public accountants. Nuance's Board of Directors participated in and approved the decision to change principal accountants. On April 12, 2002, Nuance engaged Deloitte & Touche LLP to serve as its independent public accountants for the fiscal year ending December 31, 2002.

     Arthur Andersen's reports on Nuance's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on Nuance's consolidated financial statements for such years; and there were no reportable events as specified in
Item 304(a)(1)(v) of Regulation S-K.

     Nuance has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated April 15, 2002, stating its agreement with such statements.

     During the years ended December 31, 2001 and 2000 and until the engagement of Deloitte & Touche LLP, Nuance did not consult Deloitte & Touche LLP, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Nuance's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.          TITLE
-----------          -----

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated April 15, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NUANCE COMMUNICATIONS, INC.
                                               (Registrant)


Dated: April 17, 2002.                 By:  /s/ William Dewes
                                          --------------------------------------
                                            William Dewes
                                            Vice President and Chief Financial
                                            Officer

                                  EXHIBIT INDEX

EXHIBIT NO.     TITLE
-----------     -----

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated April 15, 2002.